UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2017

Date of reporting period :	July 1, 2016 — June 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam International Value Fund

Annual report
6 | 30 | 17

U.S. POSTAGE
3¢
4¢
10

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PNGAX

Putnam
International Value
Fund

Annual report
6 | 30 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for a variety of reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

August 11, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and political risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also become more available to U.S. investors. New markets for equity investing were established as communist economies transitioned to capitalism, and investor-friendly reforms helped give investors greater transparency and sound legal footing.

Investing in companies located in different economic systems may provide your portfolio with valuable diversification, particularly during a downturn in the U.S. economy. International economies generally follow a different business cycle than that of the United States and may be growing while the U.S. economy is sluggish.

Since 1996, Putnam International Value Fund has sought to benefit from positive changes taking place in companies by investing mainly in common stocks of large and midsize companies outside the United States. The fund’s managers look for financially strong companies that appear to be priced attractively and are poised to experience positive changes. The fund’s goal is to identify companies that are undertaking new business strategies to compete in a dynamic global economy, or companies that are the beneficiaries of change, such as industry deregulation, privatization, corporate restructuring, and mergers.

2 International Value Fund

To gather information about this wide variety of companies and markets, the managers are supported by Putnam analysts based in Boston, London, and Singapore. In all decisions, the managers are guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth. The fund seeks to combine the potential benefits of international investing with a value-driven approach so that it may successfully serve as the international portion of a broadly diversified portfolio.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Quality

Seeking high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Valuation

Considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow

Examining company financials, particularly the amount of cash a company generates relative to the earnings that it reports, and targeting those companies believed to offer attractive and sustainable cash flow.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/17. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 13–14.

4 International Value Fund

Darren has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is managed by Karan S. Sodhi, CFA.

Darren, what was the investment environment like for international value stocks during the 12-month reporting period ended June 30, 2017?

As the period began, investors were taking stock of the popular vote in the United Kingdom supporting its exit from the European Union (Brexit). Having initially responded negatively, global markets began to regain some lost momentum. From that point through the end of the year, international stocks, including the value sector, performed well. They did not perform as strongly as value stocks in the United States, however, where the somewhat unexpected presidential election result was quickly followed by a strong rally in stocks. Global economic indicators were broadly positive across both developed and emerging markets during the period, and value investors were willing to take on more risk, favoring what are, in our view, lower-quality stocks that had more recently underperformed.

During the second half of the period, global stock markets continued to perform well, with international stocks gaining momentum as investors worked through concerns about populist movements and potential trade implications. Moderates gained victories in

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Allocations are shown as a percentage of the fund’s net assets as of 6/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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France and the Netherlands, and U.S. trade policy did not suddenly or dramatically change with the leadership transition in the United States. For the 12-month period ended June 30, 2017, international stocks generally outperformed U.S. stocks — in sharp contrast to the previous 12-month period, when the reverse was the case.

How did the fund perform against this backdrop?

The fund performed well over the 12-month period, returning 21.00% and outperforming the 19.98% return of its Lipper peer group. However, the fund underperformed its benchmark, the MSCI EAFE Value Index (ND), which returned 25.01%. In the first half of the period, we saw a pronounced rally in riskier, smaller-capitalization value stocks, notably in materials and industrial companies. Over the second half, sector leadership changed as investors turned more defensive, and the fund, which focuses on higher-quality large-cap value stocks, benefited.

What are some of the stocks that contributed to the fund’s performance versus its benchmark during the reporting period?

Across the wide range of companies within the international value landscape, the fund has tended to hold more expensive value stocks for longer periods than its peers. We have typically taken a patient approach with relatively limited portfolio turnover. Holdings in the technology and consumer discretionary sectors proved beneficial during the period, as did pharmaceutical and financial stocks.

Top contributors to fund performance included Nintendo, which had been experiencing a shrinking market for its Wii platform but rebounded with a relatively late move into mobile gaming with Switch, which was introduced during the 2017 Super Bowl. South Korea-based Samsung Electronics was another positive contributor to fund performance, a result more of strength in its substantial microchip business than the phones and appliances that the company is better known for. Yamaha Motor is a Japanese stock that the fund has held for a long time. Its stock price historically has been sensitive to movements in the yen, but strong demand for motorcycles and outboard engines buoyed the stock. Within the consumer discretionary sector, Fiat Chrysler Automobiles is an example of a stock we were able to buy at an attractive price that became a strong performer within the U.S. market, even with overall automotive sales falling off during the period.

What are some holdings that detracted from performance during the period?

Our decision to avoid the stock of HSBC Holdings detracted from fund performance versus the benchmark. This international banking and financial services company has been troubled for some time, in our view, but it performed well during the period, in part because of the company’s new chairperson. Because HSBC represented roughly 2.5% of the fund’s benchmark, not owning the stock was a significant detractor from relative returns. Another notable detractor was Kerry Group, an Ireland-based food products company that does a lot of business in the nearby United Kingdom. As a euro-based firm, Kerry has a difficult profile under Brexit, in our view, and also historically has been sensitive to a weaker U.K. pound. We retained this out-of-benchmark holding and, despite its underperformance for the period overall, the stock price recovered some ground during the first half of 2017. A third notable detractor from fund performance during the period, Astellas Pharma, is a Japanese pharmaceutical stock that we held during the period, but subsequently sold. The firm’s new prostate cancer drug has shown effectiveness, but Astellas lacked the infrastructure to properly market it.

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Did you make any significant changes to the fund’s investment strategy during the period?

Across the broad group of international value stocks, as mentioned, we focus the fund on larger, higher-quality companies. During the second half of 2016, investors favored “deep value,” or riskier, value stocks, but during the first half of 2017, as indicated by the fund’s performance, more-defensive higher-priced stocks have experienced better performance. We are positioning the fund a bit less defensively going into the second half of 2017. In our view, international markets are less advanced in their growth cycles than the United States, where we believe stocks have broadly higher valuations. Currently, we are seeing what we believe are attractive valuations in both Europe and Japan based on regional strengths.

As the fund begins a new fiscal year, what is your outlook?

After a period of strong performance for international stocks, our outlook has softened slightly. As concerns over election outcomes in Europe have subsided, we expect attention will focus on China’s National Congress event in the fall of 2017 and the new government and policy direction that comes from that. We are generally positive on China’s ability to avoid a hard economic landing. Of course, China is the world’s third-largest economy, and any potential threat to its rapid growth is always a concern. Developments in China’s monetary policy, stock prices, and credit markets are closely watched by global investors. In international developed markets where the fund invests, monetary policy, which remains highly accommodative compared with the United States, in our view, remains a key variable. If we continue to see growth within Europe and stabilization in emerging markets, we expect to see a continued uptrend in stock prices. We are at a unique stage in the post-2008 world, with what we believe is stable, if not strong, economic growth across the globe. How late we are in this growth cycle remains to be seen.

Thanks for your time and for bringing us up to date, Darren.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 International Value Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (8/1/96)
Before sales charge	5.58%	–8.13%	–0.84%	43.81%	7.54%	–0.32%	–0.11%	21.00%

After sales charge	5.28	–13.41	–1.43	35.54	6.27	–6.05	–2.06	14.04

Class B (8/1/96)
Before CDSC	5.27	–13.57	–1.45	38.64	6.75	–2.52	–0.85	20.09

After CDSC	5.27	–13.57	–1.45	36.64	6.44	–5.38	–1.82	15.09

Class C (2/1/99)
Before CDSC	4.80	–14.77	–1.59	38.56	6.74	–2.53	–0.85	20.10

After CDSC	4.80	–14.77	–1.59	38.56	6.74	–2.53	–0.85	19.10

Class M (8/1/96)
Before sales charge	5.05	–12.60	–1.34	40.26	7.00	–1.79	–0.60	20.37

After sales charge	4.87	–15.66	–1.69	35.35	6.24	–5.23	–1.77	16.15

Class R (12/1/03)
Net asset value	5.31	–10.42	–1.09	42.09	7.28	–1.14	–0.38	20.70

Class R6 (12/2/13)
Net asset value	5.83	–5.29	–0.54	46.53	7.94	0.84	0.28	21.55

Class Y (10/2/00)
Net asset value	5.81	–5.79	–0.59	45.75	7.83	0.49	0.16	21.32

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 6/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

MSCI EAFE Value Index
(ND)	5.44%	–0.82%	–0.08%	47.74%	8.12%	–1.77%	–0.59%	25.01%

Lipper International
Large-Cap Value Funds	5.68	–0.44	–0.10	42.00	7.25	–1.18	–0.40	19.98
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/17, there were 27, 27, 26, 18, and 7 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $8,643 and $8,523, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $8,434. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $8,958, $9,471, and $9,421, respectively.

10 International Value Fund

Fund price and distribution information For the 12-month period ended 6/30/17

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y

Number	1		1	1	1		1	1	1

Income	$0.222		$0.131	$0.142	$0.173		$0.216	$0.267	$0.251

Capital gains	—		—	—	—		—	—	—

Total	$0.222		$0.131	$0.142	$0.173		$0.216	$0.267	$0.251

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

6/30/16	$9.59	$10.18	$9.55	$9.51	$9.61	$9.96	$9.50	$9.63	$9.60

6/30/17	$11.35	$12.04	$11.32	$11.26	$11.37	$11.78	$11.22	$11.40	$11.36

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for the
fiscal year ended 6/30/16	1.36%*	2.11%*	2.11%*	1.86%*	1.61%*	0.91%	1.11%*

Annualized expense ratio for the
six-month period ended 6/30/17†‡	1.37%	2.12%	2.12%	1.87%	1.62%	0.92%	1.12%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.01% from annualizing the performance fee adjustment for the six months ended 6/30/17.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 1/1/17 to 6/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$7.27	$11.23	$11.23	$9.91	$8.59	$4.89	$5.95

Ending value (after expenses)	$1,140.70	$1,136.50	$1,136.20	$1,138.10	$1,139.10	$1,143.40	$1,142.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 6/30/17, use the following calculation method. To find the value of your investment on 1/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$6.85	$10.59	$10.59	$9.35	$8.10	$4.61	$5.61

Ending value (after expenses)	$1,018.00	$1,014.28	$1,014.28	$1,015.52	$1,016.76	$1,020.23	$1,019.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 International Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Value Index (ND) is an unmanaged index which measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

International Value Fund 13

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2017, Putnam employees had approximately $493,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 International Value Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

International Value Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2017. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

16 International Value Fund

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 32 basis points expense limitation (reduced to 25 basis points effective September 1, 2016) until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least October 30, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the

International Value Fund 17

second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year

18 International Value Fund

2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper International Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 39, 36 and 34 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’

International Value Fund 19

brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees believed that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 International Value Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Value Fund 21

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Value Fund (the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 2017

22 International Value Fund

The fund’s portfolio 6/30/17

COMMON STOCKS (98.6%)*	Shares	Value

Airlines (1.0%)

Japan Airlines Co., Ltd. (Japan)	49,500	$1,528,900

		1,528,900

Auto components (1.2%)

Magna International, Inc. (Canada)	16,700	773,573

Valeo SA (France)	16,622	1,119,914

		1,893,487

Automobiles (3.6%)

Fiat Chrysler Automobiles NV (Italy) †	124,853	1,316,205

Nissan Motor Co., Ltd. (Japan)	294,600	2,928,320

Yamaha Motor Co., Ltd. (Japan)	54,900	1,414,538

		5,659,063

Banks (16.2%)

Australia & New Zealand Banking Group, Ltd. (Australia)	150,498	3,322,121

Bank of Ireland (Ireland) †	4,339,308	1,139,912

Danske Bank A/S (Denmark)	44,189	1,699,590

DNB ASA (Norway)	68,115	1,158,536

ING Groep NV GDR (Netherlands)	375,799	6,481,205

Lloyds Banking Group PLC (United Kingdom)	762,155	656,650

Mizuho Financial Group, Inc. (Japan)	708,800	1,294,399

Natixis SA (France)	196,210	1,317,043

Skandinaviska Enskilda Banken AB (Sweden)	114,228	1,381,632

Societe Generale SA (France)	60,413	3,250,622

Sumitomo Mitsui Financial Group, Inc. (Japan)	66,000	2,569,584

Swedbank AB Class A (Sweden)	53,888	1,313,187

		25,584,481

Building products (0.9%)

Compagnie De Saint-Gobain (France)	26,286	1,404,455

		1,404,455

Capital markets (1.3%)

Credit Suisse Group AG (Switzerland)	59,002	852,819

UBS Group AG (Switzerland)	68,864	1,166,286

		2,019,105

Chemicals (2.3%)

Akzo Nobel NV (Netherlands)	23,100	2,007,532

LANXESS AG (Germany)	20,778	1,573,167

		3,580,699

Communications equipment (1.1%)

Nokia OYJ (Finland)	284,248	1,742,417

		1,742,417

Construction and engineering (2.0%)

Vinci SA (France)	36,696	3,132,108

		3,132,108

Construction materials (1.5%)

CRH PLC (Ireland)	37,734	1,334,957

LafargeHolcim, Ltd. (Switzerland)	18,271	1,046,071

		2,381,028

International Value Fund 23

COMMON STOCKS (98.6%)* cont.	Shares	Value

Diversified financial services (3.5%)

Challenger, Ltd. (Australia)	258,563	$2,651,078

Eurazeo SA (France)	19,032	1,427,929

ORIX Corp. (Japan)	91,400	1,413,968

		5,492,975

Diversified telecommunication services (5.0%)

BCE, Inc. (Canada)	28,000	1,260,950

Com Hem Holding AB (Sweden)	87,189	1,210,858

Nippon Telegraph & Telephone Corp. (Japan)	54,300	2,563,530

Spark New Zealand, Ltd. (New Zealand)	656,047	1,817,239

Telecom Italia SpA RSP (Italy)	1,402,040	1,032,864

		7,885,441

Electric utilities (1.1%)

SSE PLC (United Kingdom)	91,959	1,740,287

		1,740,287

Electronic equipment, instruments, and components (2.0%)

Murata Manufacturing Co., Ltd. (Japan)	9,600	1,456,964

TDK Corp. (Japan)	24,800	1,629,447

		3,086,411

Equity real estate investment trusts (REITs) (1.3%)

Hibernia REIT PLC (Ireland)	1,172,065	1,840,676

Viva Energy REIT (Australia)	86,434	150,803

		1,991,479

Food and staples retail (1.5%)

Koninklijke Ahold Delhaize NV (Netherlands)	64,898	1,240,823

Seven & i Holdings Co., Ltd. (Japan)	28,000	1,152,114

		2,392,937

Food products (2.2%)

Kerry Group PLC Class A (Ireland)	24,817	2,135,208

Orkla ASA (Norway)	124,425	1,264,556

		3,399,764

Health-care equipment and supplies (0.8%)

Hoya Corp. (Japan)	25,600	1,327,627

		1,327,627

Hotels, restaurants, and leisure (0.6%)

Dalata Hotel Group PLC (Ireland) †	185,887	1,023,338

		1,023,338

Household durables (0.8%)

Panasonic Corp. (Japan)	92,100	1,247,925

		1,247,925

Household products (0.7%)

Henkel AG & Co. KGaA (Preference) (Germany)	8,075	1,111,354

		1,111,354

Industrial conglomerates (2.4%)

Siemens AG (Germany)	27,703	3,807,991

		3,807,991

Insurance (10.3%)

Admiral Group PLC (United Kingdom)	25,572	667,124

AIA Group, Ltd. (Hong Kong)	322,200	2,354,355

Allianz SE (Germany)	7,666	1,509,486

24 International Value Fund

COMMON STOCKS (98.6%)* cont.	Shares	Value

Insurance cont.

AXA SA (France)	97,581	$2,669,278

Chubb, Ltd.	15,486	2,251,355

Insurance Australia Group, Ltd. (Australia)	339,355	1,768,415

Prudential PLC (United Kingdom)	139,848	3,207,573

SCOR SE (France)	46,016	1,824,259

		16,251,845

Machinery (0.8%)

NSK, Ltd. (Japan)	96,700	1,206,224

		1,206,224

Media (1.6%)

WPP PLC (United Kingdom)	119,927	2,521,050

		2,521,050

Metals and mining (2.1%)

Glencore PLC (United Kingdom)	304,052	1,137,348

Rio Tinto PLC (United Kingdom)	50,215	2,120,349

		3,257,697

Multi-utilities (1.9%)

RWE AG (Germany) †	60,755	1,210,531

Veolia Environnement SA (France)	86,002	1,817,202

		3,027,733

Oil, gas, and consumable fuels (6.4%)

EnCana Corp. (Canada)	129,900	1,142,936

Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	108,643	2,883,151

Royal Dutch Shell PLC Class B (United Kingdom)	61,621	1,655,326

Suncor Energy, Inc. (Canada)	91,612	2,676,726

Total SA (France)	35,265	1,743,429

		10,101,568

Personal products (0.7%)

Shiseido Co., Ltd. (Japan)	30,000	1,065,303

		1,065,303

Pharmaceuticals (7.7%)

AstraZeneca PLC (United Kingdom)	39,477	2,640,253

Bayer AG (Germany)	15,884	2,053,664

Novartis AG (Switzerland)	37,754	3,141,901

Sanofi (France)	44,603	4,267,011

		12,102,829

Real estate management and development (0.9%)

Mitsui Fudosan Co., Ltd. (Japan)	59,000	1,406,086

		1,406,086

Software (1.2%)

Nintendo Co., Ltd. (Japan)	5,800	1,943,045

		1,943,045

Technology hardware, storage, and peripherals (1.5%)

Samsung Electronics Co., Ltd. (South Korea)	1,119	2,324,750

		2,324,750

Tobacco (3.4%)

Imperial Brands PLC (United Kingdom)	45,489	2,043,137

Philip Morris International, Inc.	27,900	3,276,855

		5,319,992

International Value Fund 25

COMMON STOCKS (98.6%)* cont.		Shares	Value

Trading companies and distributors (3.2%)

ITOCHU Corp. (Japan)		90,900	$1,348,852

Mitsubishi Corp. (Japan)		111,200	2,329,293

Wolseley PLC (United Kingdom)		22,017	1,351,501

			5,029,646

Transportation infrastructure (1.4%)

Aena SA (Spain)		6,044	1,179,404

Sumitomo Warehouse Co., Ltd. (The) (Japan)		167,000	1,057,159

			2,236,563

Wireless telecommunication services (2.5%)

KDDI Corp. (Japan)		32,800	867,571

Vodafone Group PLC (United Kingdom)		1,064,926	3,020,220

			3,887,791

Total common stocks (cost $132,610,100)			$155,115,394

	Principal amount/
SHORT-TERM INVESTMENTS (1.5%)*		shares	Value

Putnam Short Term Investment Fund 1.07% L	Shares	2,061,338	$2,061,338

U.S. Treasury Bills 0.843%, 8/10/17		$111,000	110,898

U.S. Treasury Bills 0.814%, 7/20/17 ∆		110,000	109,959

Total short-term investments (cost $2,282,189)			$2,282,195

TOTAL INVESTMENTS

Total investments (cost $134,892,289)			$157,397,589

Key to holding’s abbreviations

GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2016 through June 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $157,264,175.

† This security is non-income-producing.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

L Affiliated company (Note 9). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $193,200 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

26 International Value Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Japan	20.2%	Sweden	2.5%

United Kingdom	16.3	Norway	1.5

France	15.2	Hong Kong	1.5

Germany	7.2	Italy	1.5

Netherlands	6.2	South Korea	1.5

Australia	5.0	New Zealand	1.2

United States	5.0	Finland	1.1

Ireland	4.7	Denmark	1.1

Switzerland	3.9	Spain	0.7

Canada	3.7	Total	100.0%

FORWARD CURRENCY CONTRACTS at 6/30/17 (aggregate face value $49,485,153)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A.

	Australian Dollar	Buy	7/19/17	$3,708,435	$3,666,738	$41,697

	British Pound	Buy	9/20/17	913,602	906,371	7,231

	Canadian Dollar	Sell	7/19/17	2,255,785	2,186,632	(69,153)

	Euro	Sell	9/20/17	337,947	332,370	(5,577)

	Hong Kong Dollar	Buy	8/16/17	922,720	926,633	(3,913)

Barclays Bank PLC

	Canadian Dollar	Sell	7/19/17	508,467	485,150	(23,317)

	Hong Kong Dollar	Buy	8/16/17	2,087,821	2,096,622	(8,801)

Citibank, N.A.

	Australian Dollar	Buy	7/19/17	400,291	395,269	5,022

	British Pound	Buy	9/20/17	1,764,931	1,743,654	21,277

	Danish Krone	Sell	9/20/17	605,382	596,486	(8,896)

	Euro	Sell	9/20/17	433,127	425,936	(7,191)

	Japanese Yen	Buy	8/16/17	618,467	639,935	(21,468)

Credit Suisse International

	Canadian Dollar	Buy	7/19/17	412,899	403,906	8,993

	Canadian Dollar	Sell	7/19/17	412,899	412,278	(621)

	New Zealand Dollar	Sell	7/19/17	259,055	246,813	(12,242)

Goldman Sachs International

	Chinese Yuan	Buy	8/16/17	34,228	33,433	795

	Euro	Sell	9/20/17	3,723,722	3,688,851	(34,871)

	Japanese Yen	Buy	8/16/17	4,736,043	4,757,685	(21,642)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	7/19/17	1,736,566	1,714,951	21,615

	British Pound	Buy	9/20/17	1,732,946	1,712,358	20,588

	Canadian Dollar	Sell	7/19/17	809,290	784,548	(24,742)

	Japanese Yen	Buy	8/16/17	165,695	166,441	(746)

	New Zealand Dollar	Sell	7/19/17	1,225,748	1,167,665	(58,083)

	Norwegian Krone	Sell	9/20/17	1,163,955	1,146,952	(17,003)

	Singapore Dollar	Buy	8/16/17	2,070,050	2,043,553	26,497

International Value Fund 27

FORWARD CURRENCY CONTRACTS at 6/30/17 (aggregate face value $49,485,153) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.

	South Korean Won	Sell	8/16/17	$2,033,229	$2,061,490	$28,261

	Swedish Krona	Buy	9/20/17	650,932	626,134	24,798

	Swiss Franc	Buy	9/20/17	6,128,115	6,099,298	28,817

State Street Bank and Trust Co.

	British Pound	Buy	9/20/17	200,919	198,551	2,368

	Canadian Dollar	Sell	7/19/17	1,298,860	1,259,449	(39,411)

	Euro	Sell	9/20/17	999,506	982,766	(16,740)

	Israeli Shekel	Buy	7/19/17	973,433	936,896	36,537

	Japanese Yen	Sell	8/16/17	895,674	914,201	18,527

UBS AG

	Australian Dollar	Sell	7/19/17	2,412,811	2,381,272	(31,539)

	Canadian Dollar	Sell	7/19/17	1,080,262	1,047,534	(32,728)

WestPac Banking Corp.

	Canadian Dollar	Buy	7/19/17	150,566	150,352	214

	Canadian Dollar	Sell	7/19/17	150,566	145,980	(4,586)

Total						$(150,033)

28 International Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$12,344,863	$—	$—

Consumer staples	13,289,350	—	—

Energy	10,101,568	—	—

Financials	49,348,406	—	—

Health care	13,430,456	—	—

Industrials	18,345,887	—	—

Information technology	9,096,623	—	—

Materials	9,219,424	—	—

Real estate	3,397,565	—	—

Telecommunication services	11,773,232	—	—

Utilities	4,768,020	—	—

Total common stocks	155,115,394	—	—

Short-term investments	2,061,338	220,857	—

Totals by level	$157,176,732	$220,857	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(150,033)	$—

Totals by level	$—	$(150,033)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

International Value Fund 29

Statement of assets and liabilities 6/30/17

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $132,830,951)	$155,336,251
Affiliated issuers (identified cost $2,061,338) (Notes 1 and 9)	2,061,338

Foreign currency (cost $89,114) (Note 1)	89,115

Dividends, interest and other receivables	432,922

Receivable for shares of the fund sold	66,587

Unrealized appreciation on forward currency contracts (Note 1)	293,237

Foreign tax reclaim	313,010

Prepaid assets	47,996

Total assets	158,640,456

LIABILITIES

Payable to custodian	19,824

Payable for shares of the fund repurchased	388,693

Payable for compensation of Manager (Note 2)	92,570

Payable for custodian fees (Note 2)	13,772

Payable for investor servicing fees (Note 2)	63,565

Payable for Trustee compensation and expenses (Note 2)	157,193

Payable for administrative services (Note 2)	600

Payable for distribution fees (Note 2)	92,752

Payable for auditing and tax fees	69,005

Unrealized depreciation on forward currency contracts (Note 1)	443,270

Other accrued expenses	35,037

Total liabilities	1,376,281

Net assets	$157,264,175

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$317,074,755

Undistributed net investment income (Note 1)	1,876,960

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(184,052,524)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	22,364,984

Total — Representing net assets applicable to capital shares outstanding	$157,264,175

(Continued on next page)

30 International Value Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($133,973,545 divided by 11,805,427 shares)	$11.35

Offering price per class A share (100/94.25 of $11.35)*	$12.04

Net asset value and offering price per class B share ($2,230,082 divided by 196,994 shares)**	$11.32

Net asset value and offering price per class C share ($5,985,996 divided by 531,654 shares)**	$11.26

Net asset value and redemption price per class M share ($2,251,123 divided by 197,984 shares)	$11.37

Offering price per class M share (100/96.50 of $11.37)*	$11.78

Net asset value, offering price and redemption price per class R share
($1,666,969 divided by 148,543 shares)	$11.22

Net asset value, offering price and redemption price per class R6 share
($3,617,309 divided by 317,190 shares)	$11.40

Net asset value, offering price and redemption price per class Y share
($7,539,151 divided by 663,890 shares)	$11.36

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Value Fund 31

Statement of operations Year ended 6/30/17

INVESTMENT INCOME

Dividends (net of foreign tax of $515,829)	$4,584,218

Interest (including interest income of $17,705 from investments in affiliated issuers) (Note 9)	20,201

Securities lending (net of expenses) (Notes 1 and 9)	4,108

Total investment income	4,608,527

EXPENSES

Compensation of Manager (Note 2)	1,036,254

Investor servicing fees (Note 2)	362,686

Custodian fees (Note 2)	25,784

Trustee compensation and expenses (Note 2)	9,303

Distribution fees (Note 2)	439,756

Administrative services (Note 2)	4,452

Other	245,337

Total expenses	2,123,572

Expense reduction (Note 2)	(2,463)

Net expenses	2,121,109

Net investment income	2,487,418

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	1,519,182

Net realized loss on forward currency contracts (Note 1)	(956,336)

Net realized loss on foreign currency transactions (Note 1)	(41,668)

Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments
during the year	25,704,046

Net unrealized appreciation of forward currency contracts during the year	324,197

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	24,783

Net gain on investments	26,574,204

Net increase in net assets resulting from operations	$29,061,622

The accompanying notes are an integral part of these financial statements.

32 International Value Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 6/30/17	Year ended 6/30/16

Operations

Net investment income	$2,487,418	$3,017,076

Net realized gain (loss) on investments
and foreign currency transactions	521,178	(5,702,463)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	26,053,026	(20,377,031)

Net increase (decrease) in net assets resulting
from operations	29,061,622	(23,062,418)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,760,430)	(1,578,145)

Class B	(32,116)	(2,100)

Class C	(93,038)	(20,198)

Class M	(37,388)	(12,031)

Class R	(32,484)	(1,227)

Class R5	—	(127)

Class R6	(85,168)	(47,853)

Class Y	(143,891)	(81,647)

Decrease from capital share transactions (Note 4)	(19,941,395)	(13,806,059)

Total increase (decrease) in net assets	5,935,712	(38,611,805)

NET ASSETS

Beginning of year	151,328,463	189,940,268

End of year (including undistributed net investment
income of $1,876,960 and $3,542,520, respectively)	$157,264,175	$151,328,463

The accompanying notes are an integral part of these financial statements.

International Value Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A

June 30, 2017	$9.59	.17	1.81	1.98	(.22)	(.22)	—	—	$11.35	21.00	$133,974	1.36	1.66	16

June 30, 2016	11.06	.19	(1.55)	(1.36)	(.11)	(.11)	—	—	9.59	(12.36)	130,120	1.31[f]	1.85[f]	20

June 30, 2015	12.00	.17	(.90)	(.73)	(.21)	(.21)	—	—	11.06	(6.01)	162,195	1.25	1.49	30

June 30, 2014	10.04	.14	1.98	2.12	(.16)	(.16)	—	—[e]	12.00	21.14	193,487	1.34	1.26	50

June 30, 2013	8.54	.17	1.46	1.63	(.13)	(.13)	—[d]	—	10.04	19.10	172,723	1.35	1.75	39

Class B

June 30, 2017	$9.55	.08	1.82	1.90	(.13)	(.13)	—	—	$11.32	20.09	$2,230	2.11	.81	16

June 30, 2016	10.98	.10	(1.52)	(1.42)	(.01)	(.01)	—	—	9.55	(12.97)	2,724	2.06[f]	.97[f]	20

June 30, 2015	11.89	.07	(.87)	(.80)	(.11)	(.11)	—	—	10.98	(6.73)	4,558	2.00	.66	30

June 30, 2014	9.95	.05	1.95	2.00	(.06)	(.06)	—	—[e]	11.89	20.16	6,691	2.09	.43	50

June 30, 2013	8.45	.09	1.46	1.55	(.05)	(.05)	—[d]	—	9.95	18.36	7,549	2.10	.92	39

Class C

June 30, 2017	$9.51	.09	1.80	1.89	(.14)	(.14)	—	—	$11.26	20.10	$5,986	2.11	.88	16

June 30, 2016	10.96	.11	(1.53)	(1.42)	(.03)	(.03)	—	—	9.51	(13.01)	6,814	2.06[f]	1.07[f]	20

June 30, 2015	11.89	.08	(.88)	(.80)	(.13)	(.13)	—	—	10.96	(6.71)	9,026	2.00	.75	30

June 30, 2014	9.96	.06	1.95	2.01	(.08)	(.08)	—	—[e]	11.89	20.18	10,030	2.09	.52	50

June 30, 2013	8.47	.10	1.45	1.55	(.06)	(.06)	—[d]	—	9.96	18.28	8,342	2.10	1.03	39

Class M

June 30, 2017	$9.61	.12	1.81	1.93	(.17)	(.17)	—	—	$11.37	20.37	$2,251	1.86	1.15	16

June 30, 2016	11.07	.13	(1.54)	(1.41)	(.05)	(.05)	—	—	9.61	(12.76)	2,160	1.81[f]	1.33[f]	20

June 30, 2015	12.00	.11	(.89)	(.78)	(.15)	(.15)	—	—	11.07	(6.48)	2,759	1.75	.97	30

June 30, 2014	10.05	.09	1.96	2.05	(.10)	(.10)	—	—[e]	12.00	20.44	3,364	1.84	.75	50

June 30, 2013	8.54	.12	1.46	1.58	(.07)	(.07)	—[d]	—	10.05	18.57	3,240	1.85	1.23	39

Class R

June 30, 2017	$9.50	.16	1.78	1.94	(.22)	(.22)	—	—	$11.22	20.70	$1,667	1.61	1.52	16

June 30, 2016	10.88	.15	(1.52)	(1.37)	(.01)	(.01)	—	—	9.50	(12.57)	1,195	1.56[f]	1.45[f]	20

June 30, 2015	11.82	.14	(.89)	(.75)	(.19)	(.19)	—	—	10.88	(6.31)	2,548	1.50	1.25	30

June 30, 2014	9.89	.11	1.95	2.06	(.13)	(.13)	—	—[e]	11.82	20.87	2,752	1.59	1.03	50

June 30, 2013	8.41	.15	1.44	1.59	(.11)	(.11)	—[d]	—	9.89	18.91	2,447	1.60	1.54	39

Class R6

June 30, 2017	$9.63	.23	1.81	2.04	(.27)	(.27)	—	—	$11.40	21.55	$3,617.92		2.18	16

June 30, 2016	11.11	.23	(1.56)	(1.33)	(.15)	(.15)	—	—	9.63	(12.02)	3,135	.91[f]	2.29[f]	20

June 30, 2015	12.07	.21	(.91)	(.70)	(.26)	(.26)	—	—	11.11	(5.70)	3,396.86		1.89	30

June 30, 2014†	11.60	.18	.45	.63	(.16)	(.16)	—	—	12.07	5.46*	4,031	.53*	1.48*	50

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 International Value Fund	International Value Fund 35

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class Y

June 30, 2017	$9.60	.22	1.79	2.01	(.25)	(.25)	—	—	$11.36	21.32	$7,539	1.11	2.08	16

June 30, 2016	11.07	.22	(1.55)	(1.33)	(.14)	(.14)	—	—	9.60	(12.07)	5,181	1.06[f]	2.15[f]	20

June 30, 2015	12.02	.20	(.91)	(.71)	(.24)	(.24)	—	—	11.07	(5.80)	5,448	1.00	1.81	30

June 30, 2014	10.06	.14	2.00	2.14	(.18)	(.18)	—	—[e]	12.02	21.38	4,549	1.09	1.27	50

June 30, 2013	8.55	.21	1.45	1.66	(.15)	(.15)	—[d]	—	10.06	19.48	6,638	1.10	2.14	39

* Not annualized.

† For the period December 2, 2013 (commencement of operations) to June 30, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC and Morgan Stanley & Co., which amounted to less than $0.01 per share outstanding as of November 27, 2013.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

36 International Value Fund	International Value Fund 37

Notes to financial statements 6/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2016 through June 30, 2017.

Putnam International Value Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth. Current income is a secondary objective. The fund invests mainly in common stocks of large and midsize companies outside the United States, with a focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

38 International Value Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from

International Value Fund 39

foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $201,316 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $109,945 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated

40 International Value Fund

to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2017, the fund had a capital loss carryover of $183,619,915 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$1,151,646	$3,852,681	$5,004,327	*

178,615,588	N/A	178,615,588	June 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

International Value Fund 41

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from the expiration of a capital loss carryover, from realized gains and losses on passive foreign investment companies, and from unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $968,463 to decrease undistributed net investment income, $101,275,376 to decrease paid-in capital and $102,243,839 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$31,414,991

Unrealized depreciation	(9,342,298)

Net unrealized appreciation	22,072,693

Undistributed ordinary income	1,722,040

Capital loss carryforward	(183,619,915)

Cost for federal income tax purposes	$135,324,896

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Value Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed

42 International Value Fund

its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.695% of the fund’s average net assets before a decrease of $24,044 (0.016% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, class R6 and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, class R6 and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$314,973	Class R	3,629

Class B	6,020	Class R6	1,684

Class C	16,007	Class Y	15,039

Class M	5,334	Total	$362,686

International Value Fund 43

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $226 under the expense offset arrangements and by $2,237 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $115, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$324,827

Class B	1.00%	1.00%	24,919

Class C	1.00%	1.00%	66,095

Class M	1.00%	0.75%	16,486

Class R	1.00%	0.50%	7,429

Total			$439,756

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,473 and $141 from the sale of class A and class M shares, respectively, and received $1,613 and $76 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$23,241,876	$44,264,450

U.S. government securities (Long-term)	—	—

Total	$23,241,876	$44,264,450

44 International Value Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	639,328	$6,715,471	815,822	$8,307,954

Shares issued in connection with
reinvestment of distributions	263,491	2,616,465	147,254	1,501,990

	902,819	9,331,936	963,076	9,809,944

Shares repurchased	(2,672,079)	(27,545,868)	(2,059,928)	(20,623,937)

Net decrease	(1,769,260)	$(18,213,932)	(1,096,852)	$(10,813,993)

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	17,961	$183,743	21,313	$213,270

Shares issued in connection with
reinvestment of distributions	3,092	30,768	200	2,041

	21,053	214,511	21,513	215,311

Shares repurchased	(109,396)	(1,126,465)	(151,207)	(1,512,307)

Net decrease	(88,343)	$(911,954)	(129,694)	$(1,296,996)

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	48,224	$506,665	61,041	$621,996

Shares issued in connection with
reinvestment of distributions	7,815	77,291	1,699	17,247

	56,039	583,956	62,740	639,243

Shares repurchased	(241,177)	(2,536,581)	(169,788)	(1,689,393)

Net decrease	(185,138)	$(1,952,625)	(107,048)	$(1,050,150)

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	5,739	$59,463	5,751	$60,469

Shares issued in connection with
reinvestment of distributions	3,669	36,619	1,153	11,804

	9,408	96,082	6,904	72,273

Shares repurchased	(36,264)	(374,732)	(31,297)	(319,727)

Net decrease	(26,856)	$(278,650)	(24,393)	$(247,454)

International Value Fund 45

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	74,212	$764,689	118,615	$1,173,315

Shares issued in connection with
reinvestment of distributions	709	6,973	43	440

	74,921	771,662	118,658	1,173,755

Shares repurchased	(52,162)	(546,643)	(227,101)	(2,306,400)

Net increase (decrease)	22,759	$225,019	(108,443)	$(1,132,645)

			YEAR ENDED 6/30/16*
Class R5			Shares	Amount

Shares sold			—	$—

Shares issued in connection with reinvestment of distributions			12	127

			12	127

Shares repurchased			(906)	(8,704)

Net decrease			(894)	$(8,577)

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	53,854	$555,500	66,233	$674,737

Shares issued in connection with
reinvestment of distributions	8,551	85,168	4,682	47,853

	62,405	640,668	70,915	722,590

Shares repurchased	(70,686)	(741,211)	(51,130)	(516,837)

Net increase (decrease)	(8,281)	$(100,543)	19,785	$205,753

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	384,090	$3,974,014	215,326	$2,206,255

Shares issued in connection with
reinvestment of distributions	13,658	135,625	7,327	74,666

	397,748	4,109,639	222,653	2,280,921

Shares repurchased	(273,699)	(2,818,349)	(174,787)	(1,742,918)

Net increase	124,049	$1,291,290	47,866	$538,003

* Effective February 1, 2016, the fund has liquidated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R6	934	0.29	10,648

46 International Value Fund

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$58,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign
exchange contracts	Receivables	$293,237	Payables	$443,270

Total		$293,237		$443,270

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(956,336)	$(956,336)

Total	$(956,336)	$(956,336)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$324,197	$324,197

Total	$324,197	$324,197

Note 7: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S–X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S–X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

International Value Fund 47

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts #	$48,928	$—	$26,299	$8,993	$795	$150,576	$57,432	$—	$214	$293,237

Total Assets	$48,928	$—	$26,299	$8,993	$795	$150,576	$57,432	$—	$214	$293,237

Liabilities:

Forward currency contracts #	78,643	32,118	37,555	12,863	56,513	100,574	56,151	64,267	4,586	443,270

Total Liabilities	$78,643	$32,118	$37,555	$12,863	$56,513	$100,574	$56,151	$64,267	$4,586	$443,270

Total Financial and Derivative
Net Assets	$(29,715)	$(32,118)	$(11,256)	$(3,870)	$(55,718)	$50,002	$1,281	$(64,267)	$(4,372)	$(150,033)

Total collateral received (pledged)†##	$(29,715)	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$—	$(32,118)	$(11,256)	$(3,870)	$(55,718)	$50,002	$1,281	$(64,267)	$(4,372)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and Fair
	Fair value as	Purchase	Sale	Investment	value as
Affiliate	of 6/30/16	cost	proceeds	income	of 6/30/17

Short-term investments

Putnam Cash Collateral
Pool, LLC*	$964,043	$2,981,198	$3,945,241	$1,178	$—

Putnam Short Term
Investment Fund**	1,413,513	32,982,862	32,335,037	17,705	2,061,338

Totals	$2,377,556	$35,964,060	$36,280,278	$18,883	$2,061,338

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $4,984,064, or $0.36 per share (for all classes of shares). Taxes paid to foreign countries were $515,829, or $0.04 per share (for all classes of shares).

The fund designated 4.99% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $5,095 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

48 International Value Fund	International Value Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

50 International Value Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2017, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

International Value Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52 International Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Katinka Domotorffy	and Clerk
Putnam Investments Limited	Catharine Bond Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Robert E. Patterson	Vice President,
	George Putnam, III	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert L. Reynolds	Principal Accounting Officer,
One Post Office Square	Manoj P. Singh	and Assistant Treasurer
Boston, MA 02109
	Officers	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer,	BSA Compliance Officer
State Street Bank	and Compliance Liaison
and Trust Company		Nancy E. Florek
	Robert T. Burns	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Chief Legal Officer	Governance, Assistant Clerk,
and Associate Treasurer
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam International Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN024 306783 8/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2017	$61,005	$ —	$10,470	$ —
June 30, 2016	$59,253	$ —	$8,709	$ —

For the fiscal years ended June 30, 2017 and June 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $362,363 and $639,145 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2017	$ —	$351,893	$ —	$ —

June 30, 2016	$ —	$630,436	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 25, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 25, 2017